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                                                                   EXHIBIT 10.25

                                 PARENT GUARANTY

     This PARENT GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of March 14, 1997, is made by PROSOURCE, INC., a Delaware corporation (the "Guarantor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (the "Administrative Agent") for each of the Secured Parties (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of March 14, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among ProSource Services Corporation, a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders") and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty;

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Guarantor agrees, for the benefit of each Secured Party, as follows:


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                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          "Administrative Agent" is defined in the preamble.

          "Borrower" is defined in the first recital.

          "Credit Agreement" is defined in the first recital.

          "Guarantor" is defined in the preamble.

          "Guaranty" is defined in the preamble.

          "Lender" and "Lenders" are defined in the first recital.

     "Secured Party" means, as the context may require, the Lenders, the Issuer, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement is entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, permitted transferees and permitted assigns.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE II

                               GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all


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     Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and

          (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all reasonable costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty.

This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

     SECTION 2.2. Acceleration of Guaranty. The Guarantor agrees that, in the event of any Event of Default described in Section 8.1.9 of the Credit Agreement, and if such event shall occur at a time when any of the Obligations of the Borrower and each other Obligor may not then be due and payable, the Guarantor agrees that it will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Obligations were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Obligor have been paid in full in cash, all obligations of the Guarantor hereunder shall have been paid in full in cash, all Letters of Credit have been terminated or expired, all Rate Protection Agreements have been terminated and all Commitments shall have terminated. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

          (b) the failure of any Secured Party or any holder of any Note

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including the Guarantor)) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or


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               (ii) to exercise any right or remedy against any other guarantor
          (including the Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

          (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of the Borrower or any other Obligor; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.4. Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

     SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be.


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     SECTION 2.6. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in immediately available funds of all Obligations of the Borrower and each other Obligor, the termination or expiration of all Letters of Credit, and the termination of all Commitments. Any amount paid to the Guarantor on account of any such subrogation rights prior to the payment in full in immediately available funds Borrower and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

          (a) the Guarantor has made payment to the Secured Parties and each holder of a Note of all or any part of the Obligations of the Borrower or any other Obligor, and

          (b) all Obligations of the Borrower and each other Obligor have been paid in full in immediately available funds, all Letters of Credit have been terminated or expired, and all Commitments have been permanently terminated, each Secured Party and each holder of a Note agrees that, at the Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Notes, will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations of the Borrower and each other Obligor resulting from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party or any holder of a Note.

     SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

          (a) be binding upon the Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or


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otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders, the Issuer and the Administrative Agent to enter into the Credit Agreement and make the Credit Extensions thereunder, and the applicable Lender (or its Affiliate) to enter into Rate Protection Agreements, the Guarantor represents and warrants to each of the Secured Parties as set forth in this Article III.

     SECTION 3.1. Organization, etc. The Guarantor is a corporation validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Guaranty and each other Loan Document to which it is a party and, to own and hold under lease its property and to conduct its business substantially as currently conducted by it except to the extent same could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which it is a party are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not

          (a) contravene the Guarantor's Organic Documents;

          (b) contravene any Contractual Obligation binding on or affecting the Guarantor;

          (c) contravene any Governmental Approval or Governmental Rule binding on or affecting the Guarantor; or

          (d) result in, or require the creation or imposition of, any Lien on any of the Guarantor's properties (except as permitted under the Credit Agreement).

     SECTION 3.3. Government Approval, Regulation, etc. The Guarantor is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.


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     SECTION 3.4. Validity, etc. This Guaranty constitutes, and each other Loan
Document executed by the Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws generally affecting creditors rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     SECTION 3.5. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Guarantor, threatened litigation, action, proceeding, or labor controversy affecting the Guarantor, or any of its properties, businesses, assets or revenues, which could reasonably be expected to (a) have a Material Adverse Effect or (b) legality, validity or enforceability of this Guaranty, the Credit Agreement, the Notes, any other Loan Document or the Receivables Transaction Documents.

     SECTION 3.6. Subsidiaries. The Guarantor has no direct Subsidiaries, except the Borrower.

     SECTION 3.7. Taxes. The Guarantor has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 3.8. Other Representations and Warranties. In addition to the foregoing representations and warranties, the Guarantor also represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to the Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by reference as though specifically set forth in this Article.

                                   ARTICLE IV

                                 COVENANTS, ETC.

     The Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, any Letters of Credit shall be outstanding, or any Lender shall have any outstanding Commitment, the Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Article IV.


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     SECTION 4.1. Compliance with Laws, etc. The Guarantor will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable Governmental Rules and Governmental Approvals of all Regulatory Authorities except to the extent noncompliance therewith could not reasonably be expected to have a Material Adverse Effect, such compliance to include:

          (a) the maintenance and preservation of its corporate existence; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves, if any, in accordance with GAAP shall have been set aside on its books.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and the Guarantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, mailed or telecopied or delivered to the Guarantor, in care of the Borrower at the address of the Borrower specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be


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deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of,
Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 5.6. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Note under applicable law, each Secured Party and each such holder shall, upon the occurrence and during the continuance of any Default described in any of clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement.

     SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.9. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 5.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH,


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THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF
DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.11. Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.


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     SECTION 5.12. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      PROSOURCE, INC.


                                      By /s/ Paul A. Garcia de Quevedo
                                         -----------------------------
                                       Name:  Paul A. Garcia de Quevedo
                                       Title: Vice President, Secretary
                                              and Treasurer


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